UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 20, 2006
(Date of report; date of
earliest event reported)
Commission file number: 0-51438
RESIDENTIAL CAPITAL, LLC
(Exact name of registrant as specified in its charter)

Delaware	20-1770738
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
8400 Normandale Lake Boulevard
Minneapolis, Minnesota
55437
(Address of principal executive offices)
(Zip Code)
(952) 857-8700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Purchase and Assumption Agreement
Equity Purchase Agreement

Item 1.01. Entry into a Material Definitive Agreement
The Purchase and Assumption Agreement between GMAC Bank and GMAC Automotive Bank described in Item 2.01 is attached hereto as Exhibit 2.1 and the Equity Purchase Agreement between Residential Capital, LLC (“ResCap”) and GMAC LLC (“GMAC”) described in Item 2.01 is attached hereto as Exhibit 2.2.
On November 20, 2006, ResCap’s board of directors (including both independent directors) unanimously waived compliance with the provisions of the Operating Agreement between General Motors Corporation, GMAC LLC and ResCap, dated June 24, 2005, to the extent applicable to the transactions described in Item 2.01.
Item 2.01. Completion of Acquisition or Disposition of Assets
On November 22, 2006, GMAC Bank, an indirect wholly-owned subsidiary of ResCap, transferred substantially all of its assets and liabilities at book value to GMAC Automotive Bank, an indirect wholly-owned subsidiary of GMAC, in a purchase and assumption transaction (the “P&A Transaction”). GMAC is (indirectly) the sole stockholder of ResCap. GMAC Automotive Bank paid GMAC Bank $1.161 billion in the transaction. GMAC Bank dividended the $1.161 billion to its parent and ultimately to ResCap. After the transaction, GMAC Bank itself (consisting of approximately $105 million in assets, $93 million in liabilities and $13 million in equity), as well as the bank’s charter, was transferred to GM through a series of dividends. GMAC Bank was then renamed “National Motors Bank FSB”.
Immediately following the P&A Transaction, GMAC contributed all of its shares of GMAC Automotive Bank to GMAC’s wholly-owned subsidiary, IB Finance Holding Company LLC, a newly created limited liability holding company subsidiary of GMAC. ResCap purchased certain non-voting interests in IB Finance Holding Company LLC from GMAC for $1.161 billion pursuant to an Equity Purchase Agreement. GMAC retained the voting interests in IB Finance Holding Company LLC. GMAC Automotive Bank was renamed “GMAC Bank”. ResCap also contributed $360 million to IB Finance Holding Company LLC, which contributed that amount to the new GMAC Bank.
Following the P&A Transaction, GMAC and ResCap will contribute capital and share earnings and distributions based on the performance of their respective assets within the new GMAC Bank. In addition, certain officers and directors of ResCap and its subsidiaries also became officers and/or directors of the new GMAC Bank.
Item 9.01. Financial Statements and Exhibits
(a) Financial statements of businesses acquired.
     None.
(b) Pro forma financial information.
     Pro forma financial information is presented below.
(c) Shell company transactions.
     None.
(d) Exhibits.
     A list of exhibits filed herewith immediately precedes such exhibits and is incorporated herein by reference.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006 was prepared as if the disposition of GMAC Bank and the purchase of the non-voting interests had occurred on such date and the Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2006 and year ended December 31, 2005 were prepared as if the disposition of GMAC Bank and the purchase of the non-voting interests had occurred as of the beginning of each period. The minority interest included in the Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statement of Income represents GMAC’s ownership interest in IB Finance Holding Company LLC.
The Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statements of Income are presented for informational purposes only and are not necessarily indicative of the financial position or results of operations of the Company that would have occurred had the purchase been consummated as of the dates indicated above. In addition, the Pro Forma Condensed Consolidated Balance Sheet and Statements of Income are not necessarily indicative of the future financial condition or operating results of the Company.
The Unaudited Pro Forma Combined Financial Statements have been prepared by the management of the Company. The statements should be read in conjunction with the Company’s historical financial statements and notes thereto for the year ended December 31, 2005 and the nine months ended September 30, 2006, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and its Quarterly Report on Form 10-Q for the three months ended September 30, 2006.

Residential Capital, LLC
Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2006

		Pro Forma Adjustments
		Disposition of	Purchase of Non-
	Historical	GMAC Bank (1)	Voting Interests	Pro Forma
		(In thousands)
ASSETS
Cash and cash equivalents	$1,977,842	$1,067,354	$(966,567)	$2,078,629
Mortgage loans held for sale	24,786,757	(1,138,140)	1,138,140	24,786,757
Trading securities	5,033,680	—	—	5,033,680
Available for sale securities	168,605	(10,624)	58,138	216,119
Mortgage loans held for investment, net	73,070,182	(11,198,388)	11,198,388	73,070,182
Automobile loans and lease financing, net	—	—	2,456,374	2,456,374
Lending receivables, net	14,189,249	(1,156,263)	1,156,263	14,189,249
Mortgage servicing rights	4,828,025	—	—	4,828,025
Accounts receivable	2,317,443	58,040	(54,618)	2,320,865
Investments in real estate and other	2,593,682	—	—	2,593,682
Investments in automobile operating leases, net	—	—	1,846,516	1,846,516
Goodwill	466,482	—	—	466,482
Other assets	3,146,426	(370,537)	498,306	3,274,195

Total assets	$132,578,373	$(12,748,558)	$17,330,940	$137,160,755

LIABILITIES
Borrowings:
Collateralized borrowings in securitization trusts	$57,184,409	$—	$—	$57,184,409
Other borrowings	55,473,999	(6,203,000)	6,203,000	55,473,999

Total borrowings	112,658,408	(6,203,000)	6,203,000	112,658,408
Deposit liabilities	6,257,663	(6,257,663)	10,049,482	10,049,482
Other liabilities	5,286,429	(275,395)	630,135	5,641,169

Total liabilities	124,202,500	(12,736,058)	16,882,617	128,349,059
MINORITY INTEREST	—	—	448,323	448,323
STOCKHOLDER’S EQUITY
Common stock, $0.01 par value (1,000 shares authorized, issued and outstanding) and paid-in capital	3,457,405	—	—	3,457,405
Retained earnings	4,800,795	(12,500)	—	4,788,295
Accumulated other comprehensive income	117,673	—	—	117,673

Total stockholder’s equity	8,375,873	(12,500)	—	8,363,373

Total liabilities, minority interest and stockholder’s equity	$132,578,373	$(12,748,558)	$17,330,940	$137,160,755

(1)	Amounts include both the transfer of substantially all assets and liabilities as well as the dividend of the remaining value of GMAC Bank.

Residential Capital, LLC
Unaudited Pro Forma Condensed Consolidated Statement of Income
Nine Months Ended September 30, 2006

		Pro Forma Adjustments
		Disposal of	Purchase of Non-
	Historical	GMAC Bank (1)	Voting Interests	Pro Forma
		(In thousands)
Revenue
Interest income	$5,958,845	$(583,474)	$686,837	$6,062,208
Interest expense	4,696,869	(368,341)	464,984	4,793,512

Net interest income	1,261,976	(215,133)	221,853	1,268,696
Provision for loan losses	484,060	(7,259)	19,604	496,405

Net interest income after provision for loan losses	777,916	(207,874)	202,249	772,291
Gain on sale of mortgage loans, net	878,788	(90,551)	90,551	878,788
Servicing fees	1,162,263	(797)	797	1,162,263
Servicing asset valuation and hedge activities, net	(687,611)	—	—	(687,611)

Net servicing fees	474,652	(797)	797	474,652
Gain on investment securities, net	124,768	22	(22)	124,768
Real estate related revenues	493,458	—	—	493,458
Gain on sale of equity investments	414,508	—	—	414,508
Other income	144,259	(37,534)	258,317	365,042

Total net revenue	3,308,349	(336,734)	551,892	3,523,507
Expenses
Compensation and benefits	981,410	(43,426)	44,474	982,458
Professional fees	193,563	(8,854)	8,854	193,563
Data processing and telecommunications	140,630	(8,587)	8,587	140,630
Advertising	119,548	(4,314)	4,314	119,548
Occupancy	100,641	(4,409)	4,609	100,841
Other	405,353	(7,887)	166,132	563,598

Total expenses	1,941,145	(77,477)	236,970	2,100,638

Income before income tax expense	1,367,204	(259,257)	314,922	1,422,869
Income tax expense	534,129	(94,983)	116,458	555,604

Income before minority interest	833,075	(164,274)	198,464	867,265
Minority interest	—	—	34,263	34,263

Net income	$833,075	$(164,274)	$164,201	$833,002

(1)	Amounts include both the transfer of substantially all assets and liabilities as well as the dividend of the remaining value of GMAC Bank.

Residential Capital, LLC
Unaudited Pro Forma Condensed Consolidated Statement of Income
Year Ended December 31, 2005

		Pro Forma Adjustments
		Disposal of	Purchase of Non-
	Historical	GMAC Bank (1)	Voting Interests	Pro Forma
	(In thousands)
Revenue
Interest income	$5,797,097	$(374,750)	$447,779	$5,870,126
Interest expense	3,872,102	(163,761)	220,490	3,928,831

Net interest income	1,924,995	(210,989)	227,289	1,941,295
Provision for loan losses	651,796	(4,164)	12,287	659,919

Net interest income after provision for loan losses	1,273,199	(206,825)	215,002	1,281,376
Gain on sale of mortgage loans, net	1,036,669	(66,034)	66,034	1,036,669
Servicing fees	1,416,280	(25)	25	1,416,280
Amortization and impairment of servicing rights	(761,988)	—	—	(761,988)
Servicing asset valuation and hedge activities, net	17,186	—	—	17,186

Net servicing fees	671,478	(25)	25	671,478
Gain on investment securities, net	236,362	—	—	236,362
Real estate related revenues	712,174	—	—	712,174
Other income	305,378	(35,359)	156,441	426,460

Total net revenue	4,235,260	(308,243)	437,502	4,364,519
Expenses
Compensation and benefits	1,406,930	(55,797)	56,932	1,408,065
Professional fees	212,410	(9,074)	9,074	212,410
Data processing and telecommunications	199,849	(6,674)	6,674	199,849
Advertising	158,688	(2,903)	2,903	158,688
Occupancy	121,301	(4,517)	4,767	121,551
Other	509,156	(11,189)	115,420	613,387

Total expenses	2,608,334	(90,154)	195,770	2,713,950

Income before income tax expense	1,626,926	(218,089)	241,732	1,650,569
Income tax expense	606,300	(90,287)	99,418	615,431

Income before minority interest	1,020,626	(127,802)	142,314	1,035,138
Minority interest	—	—	14,609	14,609

Net income	$1,020,626	$(127,802)	$127,705	$1,020,529

(1) Amounts include both the transfer of substantially all assets and liabilities as well as the dividend of the remaining value of GMAC Bank.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL CAPITAL, LLC (Registrant)
Dated: November 27, 2006	/s/ James R. Giertz
James R. Giertz
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Purchase and Assumption Agreement, dated November 20, 2006

2.2	Equity Purchase Agreement, dated November 20, 2006